UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 25, 2009

Prevention Insurance.com, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-32389	88-0126444
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employee Identification No.)

Paragon Capital LP
110 East 59th Street, 29th Fl.
New York, NY 10022
(Address of Principal Executive Offices)

(212) 593-1600
(Issuer Telephone Number)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

Dismissal of Lynda R. Keeton CPA, LLC

On February 25, 2009, Prevention Insurance.Com, Inc. (the "Company") dismissed Lynda R. Keeton CPA, LLC (“Keeton”) as the Company’s independent public accountants. The decision to terminate Keeton was determined by the Company’s Board of Directors of the Company on January 19, 2009. The Board dismissed Keeton because it was seeking to engage an accountant located closer to its headquarters.

During the fiscal year ended April 30, 2008, the Company expended $25,000 in auditor’s fees to Keeton for Keeton’s audit of the Company’s 2008 Financial Statements.

During the fiscal years audited, and through the date of Keeton’s dismissal, there were no disagreements with Keeton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Keeton’s satisfaction, would have caused Keeton to make reference to the subject matter in connection with any periods; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K. During the years audited by Keeton, their audit reports contained an additional paragraph with regards to the Company continuing as a going concern.

The Company provided Keeton with a copy of the foregoing disclosures and requested Keeton to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether the firm agrees with the statements made in this Form 8-K and, if not, stating the respects in which the firm does not agree, as an exhibit within two business days of its receipt or 10 business day after filing this Form 8-K, stating whether it agrees with the above statements. A copy of that letter, dated February 25, 2009, is filed as Exhibit 16.1 to this Form 8-K.

Engagement of Conner & Associates, PC

On January 19, 2009, the Company engaged Conner & Associates, PC (“Conner”), as the Company’s independent public accountants.  Conner has been engaged to review the Company’s unaudited financial statements for interim periods, commencing with the quarter ended January 31, 2009, and to perform an audit of the Company and to prepare and report on the financial statements for the fiscal year ended April 30, 2009.

Neither the Company nor anyone on its behalf has consulted Conner regarding (i) either: the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or reportable event, as there were none.

 The decision to change the Company’s accountants was approved by the Board of Directors of the Company on January 19, 2009.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.:	Description:
16.1	Letter, dated February 25, 2009, of Lynda R. Keeton CPA, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PREVENTION INSURANCE.COM, INC.

Date: February 25, 2009	By:	/s/ Alan P. Donenfeld
Name: Alan P. Donenfeld
Title: President, Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer) (Principal Financial and Accounting Officer)